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                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
General Mills, Inc.:



We consent to the use of our reports dated June 24, 2002 with respect to the consolidated financial statements of General Mills, Inc. incorporated by reference herein, and to the reference to our firm under the heading "Experts" in this prospectus.



                                               /s/ KPMG LLP


Minneapolis, Minnesota
April 4, 2003